UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OF 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2011

LOCAL.COM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Drive, Building G

Irvine, California 92618

(Address of principal executive offices)

(949) 784-0800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 20, 2011, the Registrant held its 2011 Annual Meeting of Stockholders. At the Annual Meeting, the stockholders voted in favor of an annual frequency for the stockholders’ advisory vote on executive compensation. In light of such vote, on November 15, 2011, the Board of Directors of the Registrant decided to hold the stockholders’ advisory vote on executive compensation annually.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1*	Press Release of Local.com Corporation dated July 20, 2011.

*	Incorporated by reference from the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION

Date: November 21, 2011	By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description
99.1*	Press Release of Local.com Corporation dated July 20, 2011.

*	Incorporated by reference from the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 20, 2011.